UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

JUFEEL INTERNATIONAL GROUP
(Exact name of registrant as specified in its charter)

Wyoming	82-3002644
(State of Incorporation or organization)	(IRS Employer Identification No.)

85 Jinshui East Road19/F, Tower 3, Yabao Zhengzhou, Henan Province, PRC	450000
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: 28,030,010

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common Stock	OTC

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. ☐

Securities Act registration statement file number to which this form relates: 333-224485

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
None	None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

Common Stock, Unlimited Authorized, Par Value $0.0001

Item 2. Exhibits

None.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

JUFEEL INTERNATIONAL GROUP

Date: May 17, 2019	By:	/s/ Rongxuan Zhang
Rongxuan Zhang
Chief Executive Officer
(Principal Executive Officer and duly authorized signatory)

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